UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 15, 2024
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2024-5C2

(Central Index Key Number 0002039768)

(Exact name of issuing entity)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

UBS AG

(Central Index Key Number 0001722518)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

LMF Commercial, LLC

(Central Index Key Number 0001592182)

Wells Fargo Commercial Mortgage Securities, Inc.

(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-257991-14	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (704) 374-6161

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On November 15, 2024, Wells Fargo Securities, LLC (“WFS”), Goldman Sachs & Co. LLC (“GS&Co.”), J.P. Morgan Securities LLC (“JPMS”), Citigroup Global Markets Inc. (“CGMI”), UBS Securities LLC (“UBS Securities”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel”) and Siebert Williams Shank & Co., LLC (“Siebert”) entered into an agreement, dated as of November 15, 2024, among Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, WFS, GS&Co., JPMS, CGMI, UBS Securities, Academy, Drexel and Siebert as underwriters (WFS, GS&Co., JPMS, CGMI, UBS Securities, Academy, Drexel and Siebert, collectively in such capacity, the “Underwriters”), and WFB (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Publicly Offered Certificates (as defined below) scheduled to occur on or about November 27, 2024.  The Publicly Offered Certificates are expected to have an aggregate initial principal amount of $645,304,000.

On or about November 27, 2024, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2024-5C2 (the “Certificates”), is expected to be issued by Wells Fargo Commercial Mortgage Trust 2024-5C2, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of November 1, 2024 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity are expected to include several mortgage loans which are part of whole loans. Each whole loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such whole loan, the terms of which are described under “DESCRIPTION OF THE MORTGAGE POOL—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto, as described in the following table. Moreover, certain of such whole loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the affected whole loans under such Non-Serviced PSAs, see “POOLING AND SERVICING AGREEMENT—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Bay Plaza Community Center	4.10	4.2(1)
Mini Mall Self Storage	4.11	N/A
Interstate Industrial Portfolio	4.12	N/A
Moffett Towers Building D	4.13	4.3
Rockefeller Center	4.14	4.4
Atrium Hotel Portfolio 24 Pack	4.15	4.5
Queens Center	4.16	4.6(2)(3)
ICONIQ Multifamily Portfolio	4.17	4.7
International Plaza II	4.18	4.2(1)
BioMed 2024 Portfolio 2	4.19	4.8
Hilton Washington DC Rockville Hotel	4.20	4.2
Euclid Apartments	4.21	4.9
175 Remsen Street	4.22	4.2(1)
(1)	Midland Loan Services, a Division of PNC Bank, National Association will also act as primary servicer of each of the Bay Plaza Community Center whole loan, the International Plaza II whole loan and the 175 Remsen Street whole loan pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 99.7 and dated as of October 1, 2024, between Wells Fargo Bank, National Association (“Wells Fargo”), as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), as primary servicer, pursuant to which Midland will perform certain servicing obligations of Wells Fargo under the Non-Serviced PSA.
(2)	The subject Whole Loan will be serviced under the related pooling and servicing agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.
(3)	Midland Loan Services, a Division of PNC Bank, National Association will also act as primary servicer of the Queens Center whole (until the securitization of the applicable controlling pari passu companion loan) pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 99.8 and dated as of November 1, 2024, between Wells Fargo, as master servicer, and Midland, as primary servicer, pursuant to which Midland will perform certain servicing obligations of Wells Fargo under the Non-Serviced PSA until the securitization of the applicable controlling pari passu companion loan.

The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class J-RR, Class K-RR and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates and the Privately Offered Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about November 27, 2024 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are expected to be twenty-seven (27) fixed rate mortgage loans (the “Mortgage Loans”) secured by mortgages, deeds of trust, deeds to secure debt or similar security instruments on the fee estate of the related borrower in one hundred thirty-eight (138) commercial properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of November 15, 2024, between the Registrant and WFB, an executed version of which is attached hereto as

Exhibit 99.1; certain of the Mortgage Loans are expected to be acquired by the Registrant from Goldman Sachs Mortgage Company (“GSMC”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of November 15, 2024, between the Registrant and GSMC, an executed version of which is attached hereto as Exhibit 99.2; certain of the Mortgage Loans are expected to be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of November 15, 2024, between the Registrant and JPMCB, an executed version of which is attached hereto as Exhibit 99.3; certain of the Mortgage Loans are expected to be acquired by the Registrant from UBS AG (“UBS”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of November 15, 2024, between the Registrant and UBS, an executed version of which is attached hereto as Exhibit 99.4; certain of the Mortgage Loans are expected to be acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of November 15, 2024, between the Registrant and CREFI, an executed version of which is attached hereto as Exhibit 99.5; certain of the Mortgage Loans are expected to be acquired by the Registrant from LMF Commercial, LLC (“LMF”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of November 15, 2024, between the Registrant and LMF, an executed version of which is attached hereto as Exhibit 99.6.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters pursuant to the Underwriting Agreement, and (ii) the sale of the Privately Offered Certificates, having an aggregate initial principal amount of $74,701,339, by the Registrant to WFS, GS&Co., JPMS, CGMI, UBS Securities, Academy, Drexel and Siebert (collectively in such capacity, the “Initial Purchasers”) pursuant to a Certificate Purchase Agreement, dated as of November 15, 2024, among the Registrant, as depositor, the Initial Purchasers, as initial purchasers, and WFB, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated November 15, 2024 and as filed with the Securities and Exchange Commission on November 19, 2024 (the “Prospectus”). In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated November 15, 2024.

The related registration statement (file no. 333-257991) was originally declared effective on October 15, 2021.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of November 15, 2024, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, UBS Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC, as underwriters, and Wells Fargo Bank, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of November 1, 2024, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated and effective as of October 1, 2024, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Pooling and Servicing Agreement, dated as of September 1, 2024, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as the general special servicer, Situs Holdings, LLC, as a special servicer, Pentalpha Surveillance LLC, as operating advisor and as Asset Representations Reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee.
Exhibit 4.4	Trust and Servicing Agreement, dated and effective as of October 30, 2024, among Banc of America Merrill Lynch Large Loan, Inc., as depositor, Wells Fargo Bank, National Association, as servicer, KeyBank National Association, as special servicer and Computershare Trust Company, National Association, as certificate administrator and as trustee.
Exhibit 4.5	Trust and Servicing Agreement, dated as of October 23, 2024, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor.

Exhibit 4.6	Pooling and Servicing Agreement, dated as of November 1, 2024, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.7	Trust and Servicing Agreement, dated as of November 13, 2024, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as trustee, Deutsche Bank National Trust Company, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.8	Trust and Servicing Agreement, dated as of August 15, 2024, among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as servicer and as special servicer, Wilmington Trust, National Association, as trustee, and Computershare Trust Company, National Association, as certificate administrator.
Exhibit 4.9	Pooling and Servicing Agreement, dated as of July 1, 2024, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.10	Co-Lender Agreement, dated as of September 19, 2024, by and among JPMorgan Chase Bank, National Association, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder and initial note A-5 holder.
Exhibit 4.11	Co-Lender Agreement, dated as of October 31, 2024, by and among Wells Fargo Bank, National Association, as initial note A-1 holder, Citi Real Estate Funding Inc., as initial note A-2 holder, and JPMorgan Chase Bank, National Association, as initial note A-3 holder.
Exhibit 4.12	Agreement Between Note Holders, dated as of October 18, 2024, by and between UBS AG, as note A-1 holder, note A-2 holder, note A-3 holder and note A-4 holder.
Exhibit 4.13	Agreement Between Noteholders, dated as of September 10, 2024, by and among Goldman Sachs Bank USA, as initial note A-1 holder, initial note A-2 holder and initial note A-3 holder, DBR Investments Co. Limited, as initial note A-4 holder, initial note A-5 holder and initial note A-6 holder, and UBS AG, New York Branch, as initial note A-7 holder, initial note A-8 holder, initial note A-9 holder and initial note A-10 holder.

Exhibit 4.14	Co-Lender Agreement, dated as of October 18, 2024, by and among Bank of America, National Association, as an initial note A holder, Wells Fargo Bank, National Association, as an initial note A holder, Bank of America, National Association, as initial note B-1 holder and Wells Fargo Bank, National Association, as initial note B-2 holder.
Exhibit 4.15	Co-Lender Agreement, dated as of October 7, 2024, by and among Goldman Sachs Bank USA, as initial note A-1-S1 holder, initial note A-1-C1 holder, initial note A-1-C2 holder, initial note A-1-C3 holder and initial note B-1 holder, and Wells Fargo Bank, National Association, as initial note A-2-S1 holder, initial note A-2-C1 holder, initial note A-2-C2 holder and initial note B-2 holder.
Exhibit 4.16	Co-Lender Agreement, dated as of October 28, 2024, between German American Capital Corporation, as note A-1-1 holder, note A-1-2 holder, note A-1-3 holder, note A-1-4 holder, note A-1-5 holder and note A-1-6 holder, Goldman Sachs Bank USA, as note A-2-1 holder, note A-2-2 holder, note A-2-3 holder, note A-2-4 holder, note A-2-5 holder and note A-2-6 holder, JPMorgan Chase Bank, National Association, as note A-3-1 holder, note A-3-2 holder, note A-3-3 holder, note A-3-4 holder and note A-3-5 holder, Bank of Montreal, as note A-4-1 holder, note A-4-2 holder, note A-4-3 holder, note A-4-4 holder, note A-4-5 holder and note A-4-6 holder, and Morgan Stanley Bank, N.A., as note A-5-1 holder, note A-5-2 holder, note A-5-3 holder and note A-5-4 holder.
Exhibit 4.17	Co-Lender Agreement, dated as of November 5, 2024, between German American Capital Corporation, as an initial note A holder, Goldman Sachs Bank USA, as an initial note A holder, German American Capital Corporation, as initial note B-1 holder and Goldman Sachs Bank USA, as initial note B-2 holder.
Exhibit 4.18	Co-Lender Agreement, dated as of September 24, 2024, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder and initial note A-2 holder, and Goldman Sachs Bank USA, as initial note A-3 holder.
Exhibit 4.19	Agreement Between Noteholders, dated as of August 9, 2024, by and among Citi Real Estate Funding Inc., as initial note A-1 holder and initial note A-5 holder, JPMorgan Chase Bank, National Association, as initial note A-2 holder and initial note A-6 holder, Goldman Sachs Bank USA, as initial note A-3 holder and initial note A-7 holder, Wells Fargo Bank, National Association, as initial note A-4 holder and initial note A-8 holder, Citi Real Estate Funding Inc., as initial note B-1 holder, JPMorgan Chase Bank, National Association, as initial note B-2 holder, Goldman Sachs Bank USA, as initial note B-3 holder and Wells Fargo Bank, National Association, as initial note B-4 holder.
Exhibit 4.20	Agreement Between Noteholders, dated as of September 13, 2024, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder.

Exhibit 4.21	Co-Lender Agreement, dated as of January 31, 2024, between LMF Commercial, LLC, as note A-1 holder, note A-2 holder, note A-3 holder, note A-4 holder and note A-5 holder.
Exhibit 4.22	Co-Lender Agreement, dated as of September 24, 2024, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder and initial note A-2 holder.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 15, 2024, which such certification is dated November 15, 2024.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of November 15, 2024, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of November 15, 2024, between Goldman Sachs Mortgage Company, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of November 15, 2024, between JPMorgan Chase Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of November 15, 2024, between UBS AG, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of November 15, 2024, between Citi Real Estate Funding Inc., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated and effective as of November 15, 2024, between LMF Commercial, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.7	Primary Servicing Agreement, dated as of October 1, 2024, by and between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.
Exhibit 99.8	Primary Servicing Agreement, dated as of November 1, 2024, by and between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2024	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)
	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1

Underwriting Agreement, dated as of November 15, 2024, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, UBS Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC, as underwriters, and Wells Fargo Bank, National Association.

(E)
4.1

Pooling and Servicing Agreement, dated and effective as of November 1, 2024, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

(E)
4.2	Pooling and Servicing Agreement, dated and effective as of October 1, 2024, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.3

Pooling and Servicing Agreement, dated as of September 1, 2024, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as the general special servicer, Situs Holdings, LLC, as a special servicer, Pentalpha Surveillance LLC, as operating advisor and as Asset Representations Reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee.

(E)
4.4

Trust and Servicing Agreement, dated and effective as of October 30, 2024, among Banc of America Merrill Lynch Large Loan, Inc., as depositor, Wells Fargo Bank, National Association, as servicer, KeyBank National Association, as special servicer and Computershare Trust Company, National Association, as certificate administrator and as trustee.

(E)
4.5

Trust and Servicing Agreement, dated as of October 23, 2024, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor.

(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.6

Pooling and Servicing Agreement, dated as of November 1, 2024, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

(E)
4.7

Trust and Servicing Agreement, dated as of November 13, 2024, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as trustee, Deutsche Bank National Trust Company, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor.

(E)
4.8

Trust and Servicing Agreement, dated as of August 15, 2024, among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as servicer and as special servicer, Wilmington Trust, National Association, as trustee, and Computershare Trust Company, National Association, as certificate administrator.

(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.9

Pooling and Servicing Agreement, dated as of July 1, 2024, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

(E)
4.10

Co-Lender Agreement, dated as of September 19, 2024, by and among JPMorgan Chase Bank, National Association, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder and initial note A-5 holder.

(E)
4.11

Co-Lender Agreement, dated as of October 31, 2024, by and among Wells Fargo Bank, National Association, as initial note A-1 holder, Citi Real Estate Funding Inc., as initial note A-2 holder, and JPMorgan Chase Bank, National Association, as initial note A-3 holder.

(E)
4.12	Agreement Between Note Holders, dated as of October 18, 2024, by and between UBS AG, as note A-1 holder, note A-2 holder, note A-3 holder and note A-4 holder.	(E)
4.13

Agreement Between Noteholders, dated as of September 10, 2024, by and among Goldman Sachs Bank USA, as initial note A-1 holder, initial note A-2 holder and initial note A-3 holder, DBR Investments Co. Limited, as initial note A-4 holder, initial note A-5 holder and initial note A-6 holder, and UBS AG, New York Branch, as initial note A-7 holder, initial note A-8 holder, initial note A-9 holder and initial note A-10 holder.

(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.14

Co-Lender Agreement, dated as of October 18, 2024, by and among Bank of America, National Association, as an initial note A holder, Wells Fargo Bank, National Association, as an initial note A holder, Bank of America, National Association, as initial note B-1 holder and Wells Fargo Bank, National Association, as initial note B-2 holder.

(E)
4.15

Co-Lender Agreement, dated as of October 7, 2024, by and among Goldman Sachs Bank USA, as initial note A-1-S1 holder, initial note A-1-C1 holder, initial note A-1-C2 holder, initial note A-1-C3 holder and initial note B-1 holder, and Wells Fargo Bank, National Association, as initial note A-2-S1 holder, initial note A-2-C1 holder, initial note A-2-C2 holder and initial note B-2 holder.

(E)
4.16

Co-Lender Agreement, dated as of October 28, 2024, between German American Capital Corporation, as note A-1-1 holder, note A-1-2 holder, note A-1-3 holder, note A-1-4 holder, note A-1-5 holder and note A-1-6 holder, Goldman Sachs Bank USA, as note A-2-1 holder, note A-2-2 holder, note A-2-3 holder, note A-2-4 holder, note A-2-5 holder and note A-2-6 holder, JPMorgan Chase Bank, National Association, as note A-3-1 holder, note A-3-2 holder, note A-3-3 holder, note A-3-4 holder and note A-3-5 holder, Bank of Montreal, as note A-4-1 holder, note A-4-2 holder, note A-4-3 holder, note A-4-4 holder, note A-4-5 holder and note A-4-6 holder, and Morgan Stanley Bank, N.A., as note A-5-1 holder, note A-5-2 holder, note A-5-3 holder and note A-5-4 holder.

(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.17

Co-Lender Agreement, dated as of November 5, 2024, between German American Capital Corporation, as an initial note A holder, Goldman Sachs Bank USA, as an initial note A holder, German American Capital Corporation, as initial note B-1 holder and Goldman Sachs Bank USA, as initial note B-2 holder.

(E)
4.18

Co-Lender Agreement, dated as of September 24, 2024, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder and initial note A-2 holder, and Goldman Sachs Bank USA, as initial note A-3 holder.

(E)
4.19

Agreement Between Noteholders, dated as of August 9, 2024, by and among Citi Real Estate Funding Inc., as initial note A-1 holder and initial note A-5 holder, JPMorgan Chase Bank, National Association, as initial note A-2 holder and initial note A-6 holder, Goldman Sachs Bank USA, as initial note A-3 holder and initial note A-7 holder, Wells Fargo Bank, National Association, as initial note A-4 holder and initial note A-8 holder, Citi Real Estate Funding Inc., as initial note B-1 holder, JPMorgan Chase Bank, National Association, as initial note B-2 holder, Goldman Sachs Bank USA, as initial note B-3 holder and Wells Fargo Bank, National Association, as initial note B-4 holder.

(E)
4.20

Agreement Between Noteholders, dated as of September 13, 2024, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder.

(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.21	Co-Lender Agreement, dated as of January 31, 2024, between LMF Commercial, LLC, as note A-1 holder, note A-2 holder, note A-3 holder, note A-4 holder and note A-5 holder.	(E)
4.22	Co-Lender Agreement, dated as of September 24, 2024, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder and initial note A-2 holder.	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 15, 2024, which such certification is dated November 15, 2024.	(E)
99.1

Mortgage Loan Purchase Agreement, dated and effective as of November 15, 2024, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective as of November 15, 2024, between Goldman Sachs Mortgage Company, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

99.3

Mortgage Loan Purchase Agreement, dated and effective as of November 15, 2024, between JPMorgan Chase Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

(E)
99.4	Mortgage Loan Purchase Agreement, dated and effective as of November 15, 2024, between UBS AG, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.5	Mortgage Loan Purchase Agreement, dated and effective as of November 15, 2024, between Citi Real Estate Funding Inc., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.6	Mortgage Loan Purchase Agreement, dated and effective as of November 15, 2024, between LMF Commercial, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.7

Primary Servicing Agreement, dated as of October 1, 2024, by and between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

(E)
99.8

Primary Servicing Agreement, dated as of November 1, 2024, by and between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

(E)